UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 below, at Ameresco, Inc.'s (the "Company") 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting"), upon the recommendation of the Company's Board of Directors, the Company's stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to limit the liability of certain officers of the Company in certain circumstances as permitted by Delaware law.

On June 5, 2025, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective upon filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company 2025 Annual Meeting was held on June 4, 2025. At the 2025 Annual Meeting, holders of the Company’s Class A and Class B common stock, voting together as a single class:
•elected Jennifer Miller and Nickolas Stavropoulos to serve as the Company’s class III directors until the Company’s 2028 annual meeting of stockholders and until their successors are elected and qualified;
•ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
•approved an amendment to the Company's Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.
Holders of the Company’s Class A common stock are entitled to one (1) vote per share and holders of the Company’s Class B common stock are entitled to five (5) votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the 2025 Annual Meeting.

The matters acted upon at the 2025 Annual Meeting, and the voting tabulation for each matter, are as follows:
Proposal 1:    The election of the following nominees for class III directors for a term of three years:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jennifer Miller	100,531,825	14,526,095	5,517,666
Nickolas Stavropoulos	113,991,678	1,066,242	5,517,666

Proposal 2:    Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstain	Broker Non-Votes
119,762,385	806,347	6,854	—

Proposal 3:     The approval of an amendment to the Company's Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation

Votes For	Votes Against	Abstain	Broker Non-Votes
101,012,869	13,948,145	96,906	5,517,666

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX
Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation filed on June 5, 2025

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
June 9, 2025	By:	/s/ David J. Corrsin
David J Corrsin
Executive Vice President, General Counsel and Secretary